Exhibit 99.1

FINAL FOR RELEASE

Chad Holmes	Jamie Bernard
Chief Financial Officer	Senior Associate
Charles River Associates	Sharon Merrill Associates, Inc.
312-377-2322	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) REPORTS
RESULTS FOR THE THIRD QUARTER OF 2016

CRA Drives Revenue and Profitability While Delivering 7% Headcount Growth
Company Initiates Quarterly Cash Dividend

BOSTON, October 27, 2016 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing economic, financial, and management consulting services, today announced financial results for the fiscal third quarter ended October 1, 2016 and the initiation of a quarterly cash dividend.

Key Financial Results

•                  Revenue up 6.8% year over year to $81.7 million; non-GAAP revenue up 8.2% year over year to $81.7 million.

•                  Net income up 11.6% year over year to $3.2 million; non-GAAP net income up 11.2% year over year to $3.2 million.

•                  Earnings per diluted share increased 22.6% year over year to $0.38; non-GAAP earnings per diluted share increased 21.9% year over year to $0.39.

•                  Non-GAAP Adjusted EBITDA grew 16.7% year over year to $13.8 million.

•                  On a constant currency basis relative to the third quarter of fiscal 2015, GAAP and non-GAAP revenue would have increased by approximately $2.2 million, resulting in year-over-year growth of 9.6% and 11.2%, respectively, whereas foreign currency headwinds had a de minimis impact on GAAP and non-GAAP net income, earnings per diluted share, and Adjusted EBITDA.

•                  On October 26, 2016, CRA’s Board of Directors declared a quarterly cash dividend of $0.14 per common share, payable on December 16, 2016 to shareholders of record as of November 20, 2016. The Company expects to continue paying quarterly dividends, the declaration, timing and amounts of which remain subject to the discretion of CRA’s Board of Directors.

1

Management Commentary

“Consistent with the first half of the year, CRA delivered strong financial results in the third quarter of fiscal 2016,” said Paul Maleh, CRA’s President and Chief Executive Officer. “Continued broad-based demand for our services provided CRA the opportunity to welcome more than 70 new colleagues, increasing quarter-end headcount by 7% compared with a year ago, while also achieving companywide quarterly utilization of 73%. We grew non-GAAP revenue by 8.2% to $81.7 million with double-digit revenue growth year over year in Energy; Finance, including legacy operations and our new colleagues in Forensic & Cyber Investigations; Labor & Employment; Life Sciences; and Marakon. International operations experienced more than 20% revenue growth year over year, led by our Antitrust & Competition Economics, Life Sciences, and Marakon practices, which would have been even stronger if adjusted for foreign currency headwinds.”

“Given the strength of our firm and its ability to generate strong cash flows, we can both invest in the business and return capital to shareholders,” said Maleh. “Our profitable growth and the initiation of a quarterly dividend, combined with our stock repurchase activity, demonstrate CRA’s continued commitment to deliver value to shareholders. During the third quarter, we repurchased approximately 111,000 shares of common stock for $2.9 million, bringing our year-to-date repurchases to approximately 784,000 shares for $19.1 million lowering our shares outstanding by 7.4% to 8.2 million shares.”

Outlook and Financial Guidance

“Looking ahead, we are positioned to build on the strong momentum seen year to date across our portfolio,” Maleh said. “On a constant currency basis relative to fiscal 2015, we expect to exceed our previously announced fiscal 2016 guidance for non-GAAP revenue of $312 million to $322 million and to be in the upper half of our non-GAAP Adjusted EBITDA margin range of 15.8% to 16.6%. While we are encouraged by CRA’s solid performance through the first three quarters of fiscal 2016, we remain mindful of short-term challenges arising from the integration of newly hired professionals, the potential impact of seasonality, and uncertainties around global economic conditions.”

2

CRA does not provide reconciliations of its non-GAAP revenue and Adjusted EBITDA margin guidance to the GAAP comparable financial measures because CRA is unable to estimate with reasonable certainty the financial results of its former NeuCo subsidiary, now known as GNU123 Liquidating Corporation (“GNU”), the timing and amount of forgivable loans issued for talent acquisition, share-based compensation expense, unusual gains or charges, foreign exchange rates, and the resulting effect of these items on CRA’s taxes without unreasonable effort. These items are uncertain, depend on various factors, and may have a material effect on CRA’s results computed in accordance with GAAP. A reconciliation between the historical GAAP and non-GAAP financial measures presented in this release is provided in the financial tables at the end of this release, and further information regarding the non-GAAP measures presented in this release is provided below under the heading “Non-GAAP Financial Measures.”

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 10:00 a.m. ET to discuss its third quarter 2016 financial results. To listen to the live call, please visit the “Investor Relations” section of CRA’s website at http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for one year.

In combination with this press release, CRA has posted prepared remarks by its CFO Chad Holmes under “Conference Call Materials” in the “Investor Relations” section on CRA’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in economic, financial, and management consulting services. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Headquartered in Boston, CRA has offices throughout the world and celebrated its 50th anniversary in 2015. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at www.crai.com. Follow us on LinkedIn, Twitter, and Facebook.

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NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in this release non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU, certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, are important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the third quarter of fiscal 2016, the third quarter of fiscal 2015, the year-to-date period ended as of the third quarter of fiscal 2016, and its full 2016 fiscal year guidance, CRA has excluded GNU’s results, and for the year-to-date period ended as of the third quarter of 2015, CRA has excluded GNU’s results and a non-cash charge relating to an increased liability for a future contingent consideration payment relating to a prior acquisition. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods and for purposes of the full 2016 fiscal year guidance for Adjusted EBITDA margin, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax), interest expense, net; provision for income taxes, other income (expense), net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in this press release its GAAP and non-GAAP revenue, net income, and earnings per diluted share, and its Adjusted EBITDA, for the third quarter of fiscal 2016 on a constant currency basis relative to the third quarter of fiscal 2015, and its guidance for fiscal 2016 non-GAAP revenue and Adjusted EBITDA margin on a constant currency basis relative to fiscal 2015.

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SAFE HARBOR STATEMENT

Statements in this press release concerning our future business, operating results and financial condition, including guidance on future non-GAAP revenue and non-GAAP Adjusted EBITDA margin, and statements regarding undeclared dividend payments, our ability and commitment to invest in our business while returning capital to shareholders, the continuation of the current strength of our business, the demand for our services, or our ability to generate cash flows, and statements using the terms “looking ahead,” “expect,” “believe,” “can,” “positioned,” “should,” or similar expressions, are “forward-looking” statements as defined in Section 21 of the Exchange Act. These statements are based upon our current expectations and various underlying assumptions. Although we believe there is a reasonable basis for these statements and assumptions, and these statements are expressed in good faith, these statements are subject to a number of additional factors and uncertainties. Our actual non-GAAP revenue and non-GAAP Adjusted EBITDA margin in fiscal 2016 on a constant currency basis relative to fiscal 2015 could differ materially from the guidance presented herein, and our actual performance and results may differ materially from the performance and results contained or implied by the other forward-looking statements made herein, due to many important factors. These factors include, but are not limited to, the possibility that the demand for our services may decline as a result of changes in general and industry specific economic conditions, the timing of engagements for our services, the effects of competitive services and pricing, our ability to attract and retain key employee or non-employee experts; the impact of a quarterly dividend and/or the failure to declare future dividends; the inability to integrate and utilize existing consultants and personnel; global economic conditions including less stable political and economic environments; foreign exchange rate fluctuations; unanticipated expenses and liabilities; risks inherent in international operations; changes in accounting standards, rules, and regulations; our ability to collect on forgivable loans should any become due; and professional and other legal liability. Additional risks and uncertainties are discussed in our periodic filings with the Securities and Exchange Commission under the heading “Risk Factors.” The inclusion of such forward-looking information should not be regarded as our representation that the future events, plans, or expectations contemplated will be achieved. We undertake no obligation to update any forward-looking statements after the date of this press release, and we do not intend to do so.

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CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED  OCTOBER 1, 2016 COMPARED TO THE QUARTER ENDED OCTOBER 3, 2015

(In thousands, except per share data)

	Quarter Ended October 1, 2016					Quarter Ended October 3, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU) (1)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$81,691	100.0%	$—	$81,691	100.0%	$76,525	100.0%	$1,055	$75,470	100.0%
Costs of services	57,832	70.8%	—	57,832	70.8%	52,029	68.0%	334	51,695	68.5%
Gross profit	23,859	29.2%	—	23,859	29.2%	24,496	32.0%	721	23,775	31.5%

Selling, general and administrative expenses	16,671	20.4%	95	16,576	20.3%	18,355	24.0%	772	17,583	23.3%
Depreciation and amortization	1,891	2.3%	—	1,891	2.3%	1,560	2.0%	—	1,560	2.1%
Income (loss) from operations	5,297	6.5%	(95)	5,392	6.6%	4,581	6.0%	(51)	4,632	6.1%

Interest and other (expense), net	(237)	-0.3%	—	(237)	-0.3%	(235)	-0.3%	(14)	(221)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	5,060	6.2%	(95)	5,155	6.3%	4,346	5.7%	(65)	4,411	5.8%
Provision for income taxes	(1,909)	-2.3%	—	(1,909)	-2.3%	(1,533)	-2.0%	(42)	(1,491)	-2.0%
Net income (loss)	3,151	3.9%	(95)	3,246	4.0%	2,813	3.7%	(107)	2,920	3.9%
Net (income) loss attributable to noncontrolling interests, net of tax	42	0.1%	42	—	0.0%	47	0.1%	47	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$3,193	3.9%	$(53)	$3,246	4.0%	$2,860	3.7%	$(60)	$2,920	3.9%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.39			$0.39		$0.32			$0.33
Diluted	$0.38			$0.39		$0.31			$0.32

Weighted average number of shares outstanding:
Basic	8,177			8,177		8,940			8,940
Diluted	8,309			8,309		9,025			9,025

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED OCTOBER 1, 2016 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED OCTOBER 3, 2015

(In thousands, except per share data)

	Year-To-Date Period Ended October 1, 2016					Year-To-Date Period Ended October 3, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU) (1)	Results	Revenues	Results	Revenues	(Contingent Liability) (2)	(GNU) (1)	Results	Revenues

Revenues	$245,210	100.0%	$826	$244,384	100.0%	$231,099	100.0%	$—	$2,859	$228,240	100.0%
Costs of services	171,297	69.9%	455	170,842	69.9%	156,523	67.7%	833	1,040	154,650	67.8%
Gross profit	73,913	30.1%	371	73,542	30.1%	74,576	32.3%	(833)	1,819	73,590	32.2%

Selling, general and administrative expenses	52,748	21.5%	1,144	51,604	21.1%	55,105	23.8%	—	2,405	52,700	23.1%
Depreciation and amortization	5,861	2.4%	—	5,861	2.4%	4,766	2.1%	—	—	4,766	2.1%
Income (loss) from operations	15,304	6.2%	(773)	16,077	6.6%	14,705	6.4%	(833)	(586)	16,124	7.1%

Interest and other income (expense), net	3,210	1.3%	3,828	(618)	-0.3%	(337)	-0.1%	—	570	(907)	-0.4%
Income (loss) before provision for income taxes and noncontrolling interest	18,514	7.6%	3,055	15,459	6.3%	14,368	6.2%	(833)	(16)	15,217	6.7%
Provision for income taxes	(6,357)	-2.6%	(308)	(6,049)	-2.5%	(5,454)	-2.4%	—	(97)	(5,357)	-2.3%
Net income (loss)	12,157	5.0%	2,747	9,410	3.9%	8,914	3.9%	(833)	(113)	9,860	4.3%
Net (income) loss attributable to noncontrolling interests, net of tax	(1,327)	-0.5%	(1,327)	—	0.0%	50	0.0%	—	50	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$10,830	4.4%	$1,420	$9,410	3.9%	$8,964	3.9%	$(833)	$(63)	$9,860	4.3%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.25			$1.09		$0.98				$1.08
Diluted	$1.24			$1.08		$0.97				$1.06

Weighted average number of shares outstanding:
Basic	8,581			8,581		9,055				9,055
Diluted	8,653			8,653		9,182				9,182

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as  “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR-TO-DATE PERIOD ENDED OCTOBER 1, 2016 COMPARED TO THE QUARTER AND YEAR-TO-DATE PERIOD ENDED OCTOBER 3, 2015

(In thousands)

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	October 1, 2016	Revenues	(GNU) (1)	October 1, 2016	Revenues	October 3, 2015	Revenues	(Contingent Liability) (2)	(GNU) (1)	October 3, 2015	Revenues

Revenues	$81,691	100.0%	$—	$81,691	100.0%	$76,525	100.0%	$—	$1,055	$75,470	100.0%

Net income (loss) attributable to CRA International, Inc.	$3,193	3.9%	$(53)	$3,246	4.0%	$2,860	3.7%	$—	$(60)	$2,920	3.9%
Net (loss) attributable to noncontrolling interest, net of tax	(42)	0.1%	(42)	—	0.0%	(47)	-0.1%	—	(47)	—	0.0%
Net income (loss)	3,151	3.9%	(95)	3,246	4.0%	2,813	3.7%	—	(107)	2,920	3.9%
Interest expense,net	129	0.2%	—	129	0.2%	140	0.2%	—	14	126	0.2%
Provision for income taxes	1,909	2.3%	—	1,909	2.3%	1,533	2.0%	—	42	1,491	2.0%
Depreciation and amortization	1,891	2.3%	—	1,891	2.3%	1,560	2.0%	—	—	1,560	2.1%
EBITDA	7,080	8.7%	(95)	7,175	8.8%	6,044	7.9%	—	(51)	6,097	8.1%
Share-based compensation expenses	1,687	2.1%	—	1,687	2.1%	1,405	1.8%	—	—	1,405	1.9%
Amortization of forgivable loans	4,784	5.9%	—	4,784	5.9%	4,190	5.5%	—	—	4,190	5.6%
Other expense, net	108	0.1%	—	108	0.1%	95	0.1%	—	—	95	0.1%
Adjusted EBITDA	$13,659	16.7%	$(95)	$13,754	16.8%	$11,736	15.3%	$—	$(51)	$11,787	15.6%

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date Period Ended	% of	GAAP Results	Year-to-Date Period Ended	% of	Year-to-Date Period Ended	% of	GAAP Results	GAAP Results	Year-to-Date Period Ended	% of
	October 1, 2016	Revenues	(GNU) (1)	October 1, 2016	Revenues	October 3, 2015	Revenues	(Contingent Liability) (2)	(GNU) (1)	October 3, 2015	Revenues

Revenues	$245,210	100.0%	$826	$244,384	100.0%	$231,099	100.0%	$—	$2,859	$228,240	100.0%

Net income (loss) attributable to CRA International, Inc.	$10,830	4.4%	$1,420	$9,410	3.9%	$8,964	3.9%	$(833)	$(63)	$9,860	4.3%
Net income (loss) attributable to noncontrolling interest, net of tax	1,327	0.5%	1,327	—	0.0%	(50)	0.0%	—	(50)	—	0.0%
Net income (loss)	12,157	5.0%	2,747	9,410	3.9%	8,914	3.9%	(833)	(113)	9,860	4.3%
Interest expense,net	356	0.1%	7	349	0.1%	403	0.2%	—	35	368	0.2%
Provision for income taxes	6,357	2.6%	308	6,049	2.5%	5,454	2.4%	—	97	5,357	2.3%
Depreciation and amortization	5,861	2.4%	—	5,861	2.4%	4,766	2.1%	—	—	4,766	2.1%
EBITDA	24,731	10.1%	3,062	21,669	8.9%	19,537	8.5%	(833)	19	20,351	8.9%
Share-based compensation expenses	4,786	2.0%	—	4,786	2.0%	4,403	1.9%	—	—	4,403	1.9%
Amortization of forgivable loans	14,024	5.7%	—	14,024	5.7%	11,690	5.1%	—	—	11,690	5.1%
Other income (expense),net	(3,566)	-1.5%	(3,836)	270	0.1%	(66)	0.0%	—	(605)	539	0.2%
Adjusted EBITDA	$39,975	16.3%	$(774)	$40,749	16.7%	$35,564	15.4%	$(833)	$(586)	$36,983	16.2%

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 1,	January 2,
	2016	2016

Assets
Cash and cash equivalents	$25,184	$38,139
Accounts receivable and unbilled, net	99,995	86,377
Other current assets	17,895	16,278
Total current assets	143,074	140,794

Property and equipment, net	38,801	31,338
Goodwill and intangible assets, net	78,373	80,561
Other assets	49,325	61,024
Total assets	$309,573	$313,717

Liabilities and shareholders’ equity
Current liabilities	$80,244	$86,458
Long-term liabilities	22,107	16,191
Total liabilities	102,351	102,649

Total shareholders’ equity	207,222	211,068
Total liabilities and shareholders’ equity	$309,573	$313,717

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	October 1,	October 3,
	2016	2015
Operating activities:
Net income	$12,157	$8,914
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquired businesses:
GNU gain on sale of business (1)	(3,836)	—
Non-cash items, net	14,476	13,707
Accounts receivable and unbilled services	(15,501)	(11,765)
Working capital items, net	8,917	(15,720)
Net cash provided by (used in) operating activities	16,213	(4,864)

Investing activities:
Purchase of property and equipment	(11,808)	(12,696)
GNU cash proceeds from sale of business assets	1,100	—
Collections on notes receivable	—	1,554
Payments on notes receivable	—	(77)
Net cash used in investing activities	(10,708)	(11,219)

Financing activities:
Issuance of common stock, principally stock option exercises	1,448	602
Payments on notes payable	(75)	(300)
Borrowings under line of credit	7,500	4,000
Repayments under line of credit	(7,500)	(4,000)
Tax withholding payments reimbursed by restricted shares	(490)	(127)
Excess tax benefits from share-based compensation	55	87
Repurchase of common stock	(19,318)	(10,810)
Net cash used in financing activities	(18,380)	(10,548)

Effect of foreign exchange rates on cash and cash equivalents	(80)	(565)

Net decrease in cash and cash equivalents	(12,955)	(27,196)
Cash and cash equivalents at beginning of period	38,139	48,199

Cash and cash equivalents at end of period	$25,184	$21,003

Supplemental cash flow information:
Cash paid for income taxes	$3,959	$8,227
Cash paid for interest	$327	$240
Issuance of common stock for acquired business	$44	$42
Purchases of property and equipment not yet paid for	$1,234	$3,858
Asset retirement obligations	$1,479	$—

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.